UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Brocade Communications Systems, Inc.

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Brocade Communications Systems, Inc.

130 Holger Way

San Jose, CA 95134

www.brocade.com

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 12, 2012

The following information supplements and amends the proxy statement (the “Proxy Statement”) of Brocade Communications Systems, Inc. (“Brocade,” “we,” “us” or “our”) furnished to stockholders of Brocade in connection with the solicitation of proxies by the Board of Directors of Brocade (the “Board”) for the 2012 Annual Meeting of Stockholders and for any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held on Thursday, April 12, 2012, at 2:00 p.m. Pacific Time, at our corporate offices located at 130 Holger Way, San Jose, California 95134. This supplement to the Proxy Statement (this “Supplement”) is being filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2012. Capitalized terms used in this Supplement and not otherwise defined have the meaning given to such terms in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record on the close of business on February 17, 2012 are entitled to receive notice of and to vote at the Annual Meeting.

Brocade publicly announced on April 12, 2012 that it submitted, jointly with counsel for the plaintiffs, a Stipulation and Proposed Order Regarding Settlement (the “Stipulation”) in the matter captioned Stephen Knee vs. Brocade Communications Systems, Inc. (Case No.: 1-12-CV-220249) pending in the California Superior Court, County of Santa Clara. Pursuant to the Stipulation, Brocade is filing this Supplement to provide additional disclosures concerning forecasted utilization rates with respect to equity awards relating to Brocade’s proposal to increase the number of shares available for grant under its 2009 Stock Plan, which matter appears as Proposal Three in the Proxy Statement (“Proposal Three”). The parties also requested that the Court lift the preliminary injunction issued on April 10, 2012 enjoining a stockholder vote on Proposal Three.

Brocade will hold the Annual Meeting as previously scheduled. The other four proposals included in Proxy Statement will be presented for stockholder consideration at the Annual Meeting. Following consideration of these four proposals, Brocade intends to adjourn the Annual Meeting to 9:00 a.m. Pacific Time on Friday, April 20, 2012 at our corporate offices located at 130 Holger Way, San Jose, California 95134 (the “Adjourned Annual Meeting”) to allow stockholders time to consider the additional disclosures regarding Proposal Three. At the Adjourned Annual Meeting, only Proposal Three will be presented for stockholder consideration. The foregoing assumes that the Court issues an order to lift the injunction as contemplated by the Stipulation so that Brocade may hold the Adjourned Annual Meeting. If such order is not granted, then Brocade will continue to comply with the Court’s preliminary injunction and will disclose its intentions for Proposal Three following the Annual Meeting.

Supplemental Disclosure Concerning Proposal Three

In evaluating the Stock Plan Amendment, the Compensation Committee of the Board (the “Committee”) reviewed certain forecasts of equity awards for issuance under the 2009 Stock Plan. Management presented the forecasts below to the Committee for the periods indicated.

2009 Stock Plan	May ‘09 - Apr ‘10 Actuals	May ‘10 - Apr ‘11 Actuals	May ‘11 - Apr ‘12 Actuals/Frcst	May ‘12- Apr ‘13 Forecast	May ‘13- Apr ‘14 Forecast	May ‘14- Apr ‘15 Forecast
Common Shares O/S - Ending Balance	443,752,629	476,744,738	459,701,189	469,154,705	481,053,125	490,553,125
Options / Awards O/S - Ending Balance	113,345,234	87,491,484	68,369,719	50,349,479	36,180,130	23,388,214
Shareholder Approval - April 2012				35,000,000
Options Available for Award - Beginning Balance	45,696,607	29,551,848	17,240,848	46,790,334	34,762,834	21,087,334
Allocations
Options	(1,540,000)	(402,500)	(7,500)	(7,500)	(7,500)	(7,500)
RSUs/PSU’s	(12,952,024)	(11,717,362)	(9,938,691)	(11,600,000)	(12,400,000)	(12,900,000)
Total Allocations	(14,492,024)	(12,119,862)	(9,946,191)	(11,607,500)	(12,407,500)	(12,907,500)
Adjustments
Cancellations - Add	5,600,398	6,370,585	10,061,344	6,076,000	5,676,000	4,976,000
RSU/PSU Fungibility Factor - Delete	(7,253,133)	(6,561,723)	(5,565,667)	(6,496,000)	(6,944,000)	(7,224,000)
Total Adjustments	(1,652,735)	(191,138)	4,495,677	(420,000)	(1,268,000)	(2,248,000)

Options Available for Award - Ending Balance	29,551,848	17,240,848	11,790,334	34,762,834	21,087,334	5,931,834

PSU Overachievement Reserve
PSU - Potential Allocation
Per Period Totals	(1,405,872)	(1,133,030)	(507,000)	(936,000)	(936,000)	(936,000)
Cummulative Totals	(1,405,872)	(2,538,902)	(3,045,902)	(3,981,902)	(4,917,902)	(5,853,902)

Options Available for Award - Adjusted Balance	28,145,976	14,701,947	8,744,433	30,780,933	16,169,433	77,933

- If maxiumun MSU overachievement is earned

In addition, the Committee reviewed forecasts of grant utilization for different categories of awards over the four annual periods beginning May 2011 and ending April 2015 summarized below. These forecasts included forecasts for executive and employee new hires, focal and promotion grants, special and retention grants and discretionary grants.

2009 Stock Plan	May 2011 – April 2012 Actuals/Forecast	May 2012 – April 2013 Forecast	May 2013 – April 2014 Forecast	May 2014 – April 2015 Forecast
Option Grants
— New Hire	—	—	—	—
— Focal grants and promotions	—	—	—	—
— Board Chair	(7,500)	(7,500)	(7,500)	(7,500)

Subtotal Option Grants	(7,500)	(7,500)	(7,500)	(7,500)
RSU/PSU Grants
— New Hires	(1,320,180)	(2,500,000)	(2,700,000)	(2,700,000)
— Focal grants and promotions	(8,618,511)	(8,600,000)	(9,200,000)	(9,700,000)
— Other (Other Projects/Discretionary)	—	(500,000)	(500,000)	(500,000)
Subtotal RSU/PSU Grants	(9,938,691)	(11,600,000)	(12,400,000)	(12,900,000)

Total	(9,946,191)	(11,607,500)	(12,407,500)	(12,907,500)

The Committee also reviewed forecasts of overhang and burn rate as summarized below.

	FY12 Forecast	FY 13 Forecast	FY14 Forecast	1H FY 15 Forecast
Issued Overhang %	12.3%	9.0%	6.2%	6.2%
Total Overhang %	20.8%	14.3%	8.4%	7.4%
Gross Burn Rate as a % of O/S	1.8%	2.6%	2.7%	1.0%
Adjusted Burn Rate as a % of O/S	2.8%	4.0%	4.2%	1.6%

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity-based awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts include embedded assumptions regarding option exercise and share repurchase activity which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, do not as a matter of practice forecast. In evaluating these forecasts, the Committee recognized the high variability inherent in these assumptions.

However, we have included above a summary of these forecasts to give our stockholders access to certain information that was considered by the Committee for purposes of evaluating the Stock Plan Amendment. These forecasts reflect various assumptions regarding our future operations.

The inclusion of the forecasts in this Supplement should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Although presented with numerical specificity, the forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. In addition, the utilization forecasts with respect to our equity-based awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, our ability to successfully execute our repurchase program, the extent of option exercise activity, and others described in our Form 10-K for the year ended October 29, 2011, and our Form 10-Q for the quarter ended January 28, 2012.

Voting Information

At the Annual Meeting, Brocade intends to hold the vote on all matters in the Proxy Statement other than Proposal Three. No vote will be taken with respect to Proposal Three at the Annual Meeting. Once the vote on these matters is taken, Brocade will adjourn the Annual Meeting. The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

At the Adjourned Annual Meeting, Brocade intends to hold the vote only on Proposal Three. No vote will be taken with respect to any matters in the Proxy Statement other than Proposal Three at the Adjourned Annual Meeting. The Board does not presently intend to bring any other business before the Adjourned Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Adjourned Annual Meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Adjourned Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING OR THE ADJOURNED ANNUAL MEETING, AS APPLICABLE.

Registered stockholders may vote in person by ballot at either or both of the Annual Meeting or the Adjourned Annual Meeting, or by one of the following methods:

•	By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

•	By Telephone. Call the toll-free telephone number on the Notice and follow the recorded instructions; or

•	By Internet. Access Brocade’s secure website registration page through the Internet, as identified on the Notice, and follow the instructions.

Please note that the telephone and Internet voting facilities for registered stockholders for all matters closed at 11:59 p.m. Eastern Time on April 11, 2012. Telephone and Internet voting facilities for registered stockholders for Proposal Three will reopen following the Annual Meeting and will close at 11:59 p.m. Eastern Time on April 19, 2012.

If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual

Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at either or both of the Annual Meeting or the Adjourned Annual Meeting to vote your shares.

Street name stockholders may generally vote by one of the following methods:

•

By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope. Contact the bank, broker or other holder of record if you need a new or replacement voting instruction card;

•

By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

•

In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at either or both of the Annual Meeting or the Adjourned Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at either or both of the Annual Meeting or the Adjourned Annual Meeting.

PLEASE NOTE THAT NO VOTES, HOWEVER CAST, WILL BE TABULATED ON ANY MATTER OTHER THAN PROPOSAL THREE FOLLOWING THE ANNUAL MEETING.

Changing a Vote

You may change your vote on any matter in the Proxy Statement at any time prior to the vote being taken on such matter. This means that you may change your vote on all matters in the Proxy Statement, including Proposal Three, at any time prior to the Annual Meeting. After the Annual Meeting, you may only change your vote with respect to Proposal Three.

To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting or the Adjourned Annual Meeting, as applicable, and vote your shares in person; (ii) advise our Corporate Secretary at our principal executive office (130 Holger Way, San Jose, California 95134) in writing before the proxy holders vote your shares on a particular matter; (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting or the Adjourned Annual Meeting, as applicable); or (iv) vote again on a later date by telephone or on the Internet (only your latest Internet or telephone proxy submitted prior to the vote on a particular matter will be counted).

If your shares are held by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on changing your vote.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING OR THE ADJOURNED ANNUAL MEETING, AS APPLICABLE.